UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Office Properties Income Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2023, our Board of Trustees, or the Board, appointed Yael Duffy as our President and Chief Operating Officer, effective January 1, 2024.

Ms. Duffy, age 44, has been a senior vice president of our manager, The RMR Group LLC, or RMR, since April 2021, and a vice president of RMR from June 2019 to March 2021. Ms. Duffy is responsible for overseeing the asset management, leasing and property management functions of a portfolio of office, industrial and retail properties managed by RMR. Ms. Duffy joined RMR in 2006 and has served in various capacities with RMR since that time. Ms. Duffy also currently serves as president and chief operating officer of Industrial Logistics Properties Trust.

There is no arrangement or understanding between Ms. Duffy and any other person pursuant to which Ms. Duffy was appointed as our President and Chief Operating Officer. There are no transactions, relationships or agreements between Ms. Duffy and us that would require disclosure pursuant to Item 404(a) of Regulation S-K. Ms. Duffy does not have a family relationship with any member of the Board or any of our executive officers.

Ms. Duffy will replace Christopher J. Bilotto who has resigned as our President and Chief Executive Officer, effective December 31, 2023, and who has been appointed as president and chief executive officer of Diversified Healthcare Trust, effective January 1, 2024.

In connection with Ms. Duffy’s appointment as our President and Chief Operating Officer, we will enter into an indemnification agreement with Ms. Duffy, which agreement will be on substantially the same terms as the indemnification agreements we have entered with our Trustees and other executive officers. We have previously filed a form of indemnification agreement as Exhibit 10.3 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which form is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: November 20, 2023